UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 7, 2009
Date of Report (Date of earliest event reported)
US AIRWAYS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8444 (Commission File Number)	54-1194634 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
US AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8442 (Commission File Number)	53-0218143 (I.R.S. Employer Identification Number)

111 West Rio Salado Parkway Tempe, Arizona (Address of Principal Executive Offices)	85281 (Zip Code)
(480) 693-0800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-99.1

Item 8.01.	Other Events.
     On May 7, 2009, US Airways Group, Inc. (“US Airways”) issued a press release announcing that it had priced the concurrent public offerings of 15,200,000 shares of US Airways’ common stock, par value $0.01 per share (the “Common Stock”), at an offering price to the public of $3.97 per share and $150 million aggregate principal amount of 7.25% Convertible Senior Notes due 2014 (the “Convertible Notes”). In connection with each of the offerings, US Airways entered into an underwriting agreement (each an “Underwriting Agreement” and, together the “Underwriting Agreements”), with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated (the “Underwriters”). Pursuant to the applicable Underwriting Agreement, US Airways granted the Underwriters an option to purchase an additional 2,280,000 shares of Common Stock at the same price to cover over-allotments, if any, and an option to purchase an additional $22.5 million aggregate principal amount of Convertible Notes at the same price to cover over-allotments, if any.
     The closing of these concurrent offerings, each of which is subject to customary closing conditions, is expected to occur on May 13, 2009.
     The Underwriting Agreement with respect to the offering of Common Stock and the Underwriting Agreement with respect to the offering of Convertible Notes are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K (this “Report”), and the descriptions of the terms of each of the Underwriting Agreements are qualified in their entirety by reference to such exhibits. Each of the Underwriting Agreements is also filed with reference to, and are hereby incorporated by reference into, the shelf registration statement on Form S-3 (No. 333-137806).
     The press release is furnished pursuant to Item 8.01 as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated May 7, 2009, by and among US Airways Group, Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

1.2	Underwriting Agreement, dated May 7, 2009, by and among US Airways Group, Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

99.1	Press Release, dated May 7, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: May 8, 2009	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President, Corporate

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: May 8, 2009	By:	/s/ Stephen L. Johnson
	Name:	Stephen L. Johnson
	Title:	Executive Vice President, Corporate

EXHIBIT INDEX

Exhibit No.	Document Description
1.1	Underwriting Agreement, dated May 7, 2009, by and among US Airways Group, Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

1.2	Underwriting Agreement dated, May 7, 2009, by and among US Airways Group, Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.

99.1	Press Release, dated May 7, 2009.